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                                                                      EXHIBIT 23











INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-52092 on Form S-8, 333-29881 on Form S-8 and 333-14463 on Form S-3 of
ShoLodge, Inc. of our reports dated April 1, 1998, appearing in this Annual Report on Form 10-K of ShoLodge, Inc. for the year ended December 28, 1997.




/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Nashville, Tennessee
April 10, 1998